Exhibit 99.1

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)	The accompanying Quarterly Report on Form 10-QSB for the period ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2003	/s/ Paul Enstad Chief Manager and Chairman of the Board

Date: May 20, 2003	/s/ Julie Oftedahl-Volstad Treasurer